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ANNUAL REPORT DECEMBER 31, 1999
EATON VANCE MUNICIPAL BOND FUND

GLOBAL MANAGEMENT-GLOBAL DISTRIBUTION

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

LETTER TO SHAREHOLDERS

[PHOTO]
Thomas J. Fetter
President



Eaton Vance Municipal Bond Fund, Class A shares, had a total return of -8.85% during the year ended December 31, 1999, the result of a decline in net asset value per share (NAV) from $9.97 on December 31, 1998 to $8.59 on December 31, 1999, and the reinvestment of $0.512 in dividends and $0.016 in capital gains.(1)

Class B shares had a total return of -9.51% for the year ended December 31, 1999, the result of a decline in NAV from $9.88 on December 31, 1998 to $8.52 on December 31, 1999, and the reinvestment of $0.434 in dividends and $0.016 in capital gains.(1)

Class I shares had a total return of -8.69% for the year ended December 31, 1999, the result of a decline in NAV from $10.87 on December 31, 1998 to $9.38 on December 31, 1999, and the reinvestment of $0.563 in dividends and $0.016 in capital gains.(1)

IN THE WAKE OF THIS YEAR'S MARKET DECLINE, MUNICIPAL YIELDS NEARLY EQUAL TREASURY YIELDS...

1999 has proven a very challenging year for fixed-income investors, as a continuing strong economy has led to sharply higher interest rates and negative total returns for municipal bonds. However, the period also produced a major opportunity to lock in tax-exempt yields at historically high ratios. In last year's flight to quality, the ratio of Treasury yields to municipal yields reached historically high levels, with municipal yields actually EQUALLING Treasury yields at one point. By December 31, 1999, those ratios had narrowed, but only slightly. Municipal yields still equalled around 95% of Treasury yields at December 31, 1999, representing exceptional value in a tax-exempt investment. Eaton Vance Municipal Bond Fund was able to take advantage of the market decline and offered a yield well above the average tax-exempt bond yields.

A GROWING BUDGET SURPLUS SUGGESTS A FAVORABLE LONG-TERM OUTLOOK FOR MUNICIPAL BONDS...

A strong economy combined with low inflation has resulted in the first budget surpluses in a generation, which we believe have created an excellent long-term scenario for bonds. In addition, the forward calendar of new municipal issuance is significantly lighter than in recent years. That should be a positive factor for municipal bonds because the market should be less impacted by supply pressures. Finally, the recent veto of a bill to lower federal income taxes suggests that any future tax proposals put forth this year are likely to meet firm resistance, especially with the contentious 2000 election campaign under way. As a result, we believe municipal bonds should remain an attractive income alternative for tax-conscious investors.

                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             February 9, 2000



FUND INFORMATION
as of December 31, 1999


PERFORMANCE(2)                                           Class A         Class B            Class I
-----------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------------------------------
One Year                                                 -8.85%           -9.51%            -8.69%
Five Years                                                N.A.             N.A.              6.48
Ten Years                                                 N.A.             N.A.              6.66
Life of Fund+                                            -1.69            -3.04              7.03
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
------------------------------------------------------------------------------------------------------
One Year                                                 -13.20%          -13.82%            -8.69%
Five Years                                                 N.A.             N.A.              6.48
Ten Years                                                  N.A.             N.A.              6.66
Life of Fund+                                             -4.08            -5.30              7.03

+Inception dates: Class A: 1/7/98; Class B: 1/14/98; Class I: 3/16/78


FIVE LARGEST SECTOR WEIGHTINGS(3)
----------------------------------
By total net assets

Hospital  13.9%
Escrowed Prerefunded  10.0%
Transportation  8.7%
Education  7.6%
Senior Living/Life Care  6.5%


(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge
(CDSC) for Class B shares. There is no sales charge for the Class I shares.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. There is no sales charge for the Class I shares. (3) Five largest sector weightings account for 46.7% of the Fund's net assets, determined by dividing the total market value of the holdings by the total net assets of the Fund. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

MANAGEMENT DISCUSSION

[PHOTO]
Thomas J. Fetter
Portfolio Manager


AN INTERVIEW WITH THOMAS J. FETTER, PRESIDENT AND PORTFOLIO MANAGER OF EATON VANCE MUNICIPAL BOND FUND.

Q: TOM, 1999 WAS A VOLATILE AND TROUBLING YEAR FOR THE FIXED-INCOME MARKETS,
   INCLUDING THE MUNICIPAL MARKET. IN YOUR VIEW, WHAT CONTRIBUTED TO THE DIFFICULT ENVIRONMENT FOR THE BOND MARKET?

A: Rising interest rates throughout the year created a very difficult climate for fixed-income markets, especially for long-term vehicles. Investors anticipated and responded to interest rate increases by the Federal Reserve, which raised its benchmark Federal Funds rate a total of three times during the year. While actual inflation figures have remained fairly subdued, the strong U.S. economy prompted the Fed to launch a pre-emptive strike against the potential for inflation further down the road. Over the LONG-TERM, the Fed's vigilance is a favorable development. Over the SHORT-TERM, however, it has tended to pressure the bond markets.

Q: IS THIS DECLINE UNUSUAL FROM A HISTORICAL PERSPECTIVE?

A: Yes. It's very unusual to see a decline of this magnitude. There have been a number of significant market corrections, including those related to the oil embargoes of the 1970s, the hyper-inflation of the early 1980s and, most recently, a Fed-driven decline in 1994. Interestingly, the 1994 correction was the worst year on record for municipal bonds, but the market demonstrated its resilience and recovered fully to make new highs in the following year.

   In my view, this year's correction is no different. It's important for investors to view these trends from a long-term perspective. While periodic corrections are to be expected in the bond markets, we remain confident about the long-term attractiveness of the municipal market.

Q: WHAT WOULD YOU TELL INVESTORS WHO ARE NERVOUS ABOUT THESE MARKET DECLINES?

A: I think it's important for investors to remember why they initially invested in a municipal fund. For the vast majority, it was to receive tax-exempt income. Interest rates are going to fluctuate over time, and with them, the bond market. That's a given. However, the attractiveness of tax-exempt income - especially in our current high-tax environment
   - remains intact.

Q: HOW HAVE YOU POSITIONED THE FUND IN RECENT MONTHS?

A:The Fund's largest sector weighting at December 31 was in hospital bonds, which represented 13.9% of the Fund's net assets.


Portfolio Quality Weightings(1)
-------------------------------
Non-Rated                29.70%
AAA                      32.40%
AA                       15.80%
A                        14.60%
BBB                       7.20%
CCC                       0.30%



Portfolio Overview(1)
-------------------------------------------------------------------
Number of Issues                                                107
Average Rating                                                    A
Average Maturity                                          25.3 Yrs.
Effective Maturity                                        21.7 Yrs.
Average Call                                              12.2 Yrs.
Average Dollar Price                                         $84.65


(1) Because the Fund is actively managed, Portfolio Quality Weightings and Portfolio Overview are subject to change.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

MANAGEMENT DISCUSSION CONT'D

   The hospital industry has undergone major changes that are likely to continue in coming years. With Medicare reimbursement rates being pared and many health maintenance organizations having financial difficulties, pressure has been brought to bear on the hospital sector to focus on niche medical specialties, to reduce costs and to consider mergers where financially feasible.

   The clouds over the hospital industry have created an opportunity to purchase attractive hospital bonds at excellent prices. The Fund has taken advantage of this opportunity by focusing on institutions with sound fundamentals and the ability to grow their business in an increasingly competitive healthcare environment.

Q: THE FUND ALSO MAINTAINED LARGE INVESTMENTS IN ESCROWED BONDS. WHAT DID YOU
   FIND ATTRACTIVE ABOUT THAT SECTOR?

A: Escrowed bonds have been pre-refunded by their issuers to take advantage of a decline in interest rates from higher levels set earlier in the cycle. It's similar to a homeowner refinancing his or her mortgage to lock in a better rate. While the issuer is able to take advantage of lower rates, the original outstanding bonds are backed by U.S. Treasury bonds. That means that the investor who owns the original bonds continues to receive a fairly high coupon for the remaining period until the bonds are called. And, because the bonds are backed by Treasuries, the investor now owns a bond considered to be of the very highest quality. Finally, because the bonds generally trade very close to their call price, they tend to be fairly stable performers.

Q: THE FUND CONTINUED A FAIRLY LARGE EXPOSURE TO NON-RATED BONDS. WHAT HAVE
   YOU FOUND ATTRACTIVE ABOUT THAT SEGMENT OF THE MUNICIPAL MARKET?

A: In recent years, non-rated bonds have become a research specialty at Eaton
   Vance. Often, non-rated bonds are smaller bond offerings issued by colleges, nursing homes or life care facilities. But they may also be issued as industrial revenue bonds to fund commercial enterprises.

   Because they are not rated by the major rating agencies, these bonds require an especially intensive analysis. We apply our own rigorous standards to non-rated bonds and we have increased the resources we dedicate to this portion of the municipal market. In the past year, we have been able to add a significant yield advantage to the Fund through the use of non-rated bonds. In addition, non-rated bonds may benefit from improvement in underlying fundamentals, providing the potential for capital appreciation.

Q: WHERE HAVE YOU FOCUSED YOUR NON-RATED INVESTMENTS?

A: There were good opportunities in the nursing home, life care and assisted living sectors. As I've indicated in past reports, these facilities are playing an increasingly important role in the health care for senior citizens. As the graying of the nation continues, an increasing number of seniors are opting for long-term care that allows them to tend to a portion of their own daily needs. These programs have been found


Your Investment at Work
-------------------------------------------                 [PHOTO]

  New Jersey Economic Development Authority
  Holt Hauling
- Holt Hauling is a major cargo container operator, loading and unloading containers from ships, railroad cars and trucks in ports and cities along the East Coast.
- This bond was issued by the New Jersey Economic Development Authority to finance facilities at Holt's Camden-based operations.
- The bonds have an attractive 7.75% coupon. They are a good example of the Fund's efforts to find value in the non-rated sector of the market.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

MANAGEMENT DISCUSSION CONT'D


   to provide people with the level of assistance they need while affording them a high degree of independence. They are often better for families and a cost-effective alternative to the traditional nursing home.

Q: TOM, WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING YEAR?

A: I believe that the long-term outlook is favorable. While the economy remains strong, inflation appears to be well under control. Many of last year's global difficulties that triggered the flight to Treasuries are being rectified. And, with the nation now enjoying nominal budget surpluses, the borrowing needs are likely to fall significantly. Another good sign for bonds.

   Meanwhile, the municipal market has completed much of the refunding that produced supply problems in previous years. That should help the market significantly. Moreover, this year's decline in the municipal markets provided excellent buying opportunities for tax-conscious, income-oriented investors. With tax-exempt yields nearly equalling Treasury yields, I believe there is unprecedented value in the municipal market.


Date           EVMBX    Lehman Index
31-Dec-89     $10,000     $10,000
31-Jan-90     $ 9,875     $ 9,953
28-Feb-90     $ 9,990     $10,042
31-Mar-90     $10,006     $10,045
30-Apr-90     $ 9,835     $ 9,972
31-May-90     $10,141     $10,190
30-Jun-90     $10,247     $10,279
31-Jul-90     $10,433     $10,431
31-Aug-90     $10,155     $10,279
30-Sep-90     $10,184     $10,285
31-Oct-90     $10,327     $10,472
30-Nov-90     $10,633     $10,682
31-Dec-90     $10,697     $10,729
31-Jan-91     $10,843     $10,873
28-Feb-91     $10,919     $10,968
31-Mar-91     $10,925     $10,971
30-Apr-91     $11,086     $11,118
31-May-91     $11,197     $11,217
30-Jun-91     $11,164     $11,206
31-Jul-91     $11,349     $11,342
31-Aug-91     $11,534     $11,492
30-Sep-91     $11,697     $11,641
31-Oct-91     $11,810     $11,746
30-Nov-91     $11,850     $11,779
31-Dec-91     $12,140     $12,031
31-Jan-92     $12,118     $12,059
29-Feb-92     $12,121     $12,063
31-Mar-92     $12,137     $12,068
30-Apr-92     $12,242     $12,175
31-May-92     $12,450     $12,318
30-Jun-92     $12,686     $12,525
31-Jul-92     $13,091     $12,900
31-Aug-92     $12,874     $12,775
30-Sep-92     $12,930     $12,858
31-Oct-92     $12,658     $12,732
30-Nov-92     $13,032     $12,960
31-Dec-92     $13,222     $13,092
31-Jan-93     $13,373     $13,244
28-Feb-93     $13,874     $13,723
31-Mar-93     $13,743     $13,578
30-Apr-93     $13,910     $13,715
31-May-93     $14,023     $13,792
30-Jun-93     $14,285     $14,023
31-Jul-93     $14,288     $14,041
31-Aug-93     $14,581     $14,333
30-Sep-93     $14,820     $14,497
31-Oct-93     $14,850     $14,525
30-Nov-93     $14,683     $14,396
31-Dec-93     $15,009     $14,700
31-Jan-94     $15,181     $14,868
28-Feb-94     $14,755     $14,483
31-Mar-94     $13,997     $13,893
30-Apr-94     $14,044     $14,011
31-May-94     $14,219     $14,133
30-Jun-94     $14,119     $14,046
31-Jul-94     $14,369     $14,304
31-Aug-94     $14,459     $14,353
30-Sep-94     $14,194     $14,143
31-Oct-94     $13,913     $13,892
30-Nov-94     $13,556     $13,640
31-Dec-94     $13,918     $13,940
31-Jan-95     $14,404     $14,339
28-Feb-95     $14,861     $14,756
31-Mar-95     $14,954     $14,925
30-Apr-95     $14,970     $14,943
31-May-95     $15,404     $15,420
30-Jun-95     $15,220     $15,285
31-Jul-95     $15,285     $15,429
31-Aug-95     $15,413     $15,625
30-Sep-95     $15,478     $15,724
31-Oct-95     $15,797     $15,953
30-Nov-95     $16,118     $16,218
31-Dec-95     $16,344     $16,373
31-Jan-96     $16,443     $16,497
29-Feb-96     $16,362     $16,386
31-Mar-96     $16,102     $16,176
30-Apr-96     $16,037     $16,130
31-May-96     $16,053     $16,124
30-Jun-96     $16,152     $16,300
31-Jul-96     $16,335     $16,447
31-Aug-96     $16,318     $16,444
30-Sep-96     $16,603     $16,674
31-Oct-96     $16,855     $16,862
30-Nov-96     $17,177     $17,171
31-Dec-96     $17,126     $17,098
31-Jan-97     $17,194     $17,131
28-Feb-97     $17,349     $17,288
31-Mar-97     $17,124     $17,057
30-Apr-97     $17,281     $17,200
31-May-97     $17,542     $17,459
30-Jun-97     $17,963     $17,645
31-Jul-97     $18,702     $18,134
31-Aug-97     $18,455     $17,964
30-Sep-97     $18,775     $18,177
31-Oct-97     $19,042     $18,294
30-Nov-97     $19,150     $18,402
31-Dec-97     $19,544     $18,670
31-Jan-98     $19,778     $18,863
28-Feb-98     $19,840     $18,868
31-Mar-98     $19,912     $18,885
30-Apr-98     $19,799     $18,800
31-May-98     $20,109     $19,097
30-Jun-98     $20,179     $19,173
31-Jul-98     $20,197     $19,221
31-Aug-98     $20,568     $19,518
30-Sep-98     $20,844     $19,761
31-Oct-98     $20,711     $19,761
30-Nov-98     $20,820     $19,830
31-Dec-98     $20,864     $19,880
31-Jan-99     $21,132     $20,116
28-Feb-99     $20,927     $20,028
31-Mar-99     $20,983     $20,056
30-Apr-99     $21,035     $20,106
31-May-99     $20,795     $19,990
30-Jun-99     $20,328     $19,702
31-Jul-99     $20,303     $19,774
31-Aug-99     $19,842     $19,615
30-Sep-99     $19,654     $19,623
31-Oct-99     $19,168     $19,411
30-Nov-99     $19,381     $19,617
31-Dec-99     $19,052     $19,471



Performance**                                         Class A          Class B           Class I
------------------------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------------------------
One Year                                              -8.85%           -9.51%            -8.69%
Five Years                                             N.A.             N.A.              6.48
Ten Years                                              N.A.             N.A.              6.66
Life of Fund+                                         -1.69            -3.04              7.03
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------------------------
One Year                                             -13.20%          -13.82%            -8.69%
Five Years                                             N.A.             N.A.              6.48
Ten Years                                              N.A.             N.A.              6.66
Life of Fund+                                         -4.08            -5.30              7.03
+Inception dates: Class A: 1/7/98; Class B: 1/14/98; Class I: 3/16/78



* Source: Towers Data Systems, Bethesda, MD.

  The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 1/7/98 at net asset value would have been worth $9,668 on December 31, 1999; $9,208 including the 4.75% sales charge. An investment in the Fund's Class B shares on 1/14/98 at net asset value would have been worth $9,413 on December 31, 1999; $8,987, including the Fund's applicable CDSC.

**Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable sales charge as noted.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.8%

  PRINCIPAL AMOUNT
  (000'S OMITTED)      SECURITY                                  VALUE
-----------------------------------------------------------------------------
Assisted Living -- 1.4%
-----------------------------------------------------------------------------
      $ 1,000          Bell County, TX, Health Facilities
                       Authority, (Care Institute, Inc.,
                       Texas), 9.00%, 11/1/24                    $  1,093,530
          990          St. Paul, MN, Housing and Redevelopment,
                       (Care Institute, Inc. - Highland),
                       8.75%, 11/1/24                               1,079,684
-----------------------------------------------------------------------------
                                                                 $  2,173,214
-----------------------------------------------------------------------------
Education -- 7.6%
-----------------------------------------------------------------------------
      $ 1,850          California Educational Facilities
                       Authority, (Santa Clara University),
                       5.00%, 9/1/23                             $  1,606,059
        2,000          Massachusetts Development Finance
                       Agency, (Boston University),
                       5.45%, 5/15/59                               1,673,300
        2,500          Massachusetts HEFA, (Boston College),
                       4.75%, 6/1/31                                1,961,975
        2,500          New York Dormitory Authority,
                       (Rockefeller University), 4.75%, 7/1/37      2,000,850
        3,750          New York Dormitory Authority, (State
                       University Educational Facilities),
                       4.75%, 5/15/28                               2,956,200
        1,500          New York Dormitory Authority, (State
                       University Educational Facilities),
                       7.50%, 5/15/11                               1,707,750
-----------------------------------------------------------------------------
                                                                 $ 11,906,134
-----------------------------------------------------------------------------
Electric Utilities -- 5.1%
-----------------------------------------------------------------------------
      $ 5,000          Burke County, GA, (Georgia Power Co.)
                       Pollution Control Revenue, 5.40%, 5/1/34  $  4,289,150
          500          Connecticut Development Authority,
                       (Connecticut Light and Power), Variable
                       Rate, 9/1/28(1)(2)                             392,790
          500          Connecticut Development Authority,
                       (Western Mass Electric), Variable Rate,
                       9/1/28(1)(2)                                   373,390
        1,500          Long Island Power Authority, NY,
                       Electric System Revenue, 5.50%, 12/1/29      1,334,625
        1,500          Massachusetts Municipal Wholesale
                       Electric Co., 6.75%, 7/1/11                  1,576,635
-----------------------------------------------------------------------------
                                                                 $  7,966,590
-----------------------------------------------------------------------------
Escrowed / Prerefunded -- 10.0%
-----------------------------------------------------------------------------
      $14,000          Dawson Ridge, CO, Metropolitan District
                       #1, Escrowed to Maturity, 0.00%, 10/1/22  $  3,041,220
        1,000          Fredericksburg, VA, IDA, Hospital
                       Facility, (FGIC), "INFLOS", Prerefunded
                       to 8/15/01, Variable Rate, 8/15/23(1)        1,093,750
        1,000          Maricopa County, AZ, IDA, (Place Five
                       and The Greenery), Escrowed to Maturity,
                       8.625%, 1/1/27                               1,230,320
PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
-----------------------------------------------------------------------------
      $ 5,500          Massachusetts Turnpike Authority,
                       Escrowed to Maturity, 5.00%, 1/1/20       $  4,914,360
          655          New Hampshire HEFA, (Riverwoods at
                       Exeter), Prerefunded to 3/1/03,
                       9.00%, 3/1/23                                  742,646
        2,500          San Joaquin Hills Transportation
                       Corridor Agency, CA, Toll Road Bonds,
                       Escrowed to Maturity, 0.00%, 1/1/14          1,137,425
       10,000          San Joaquin Hills Transportation
                       Corridor Agency, CA, Toll Road Bonds,
                       Escrowed to Maturity, 0.00%, 1/1/25          2,202,200
        6,000          Savannah, GA, EDA, Escrowed to Maturity,
                       0.00%, 12/1/21                               1,307,280
-----------------------------------------------------------------------------
                                                                 $ 15,669,201
-----------------------------------------------------------------------------
General Obligations -- 4.6%
-----------------------------------------------------------------------------
      $ 1,495          Bell Mountain Ranch, CO, Metropolitan
                       District, 6.625%, 11/15/25                $  1,356,907
        2,000          Florida Board of Education,
                       4.75%, 6/1/28                                1,606,760
        2,000          Georgia, 4.25%, 8/1/18                       1,617,780
        4,000          New York City, NY, 0.00%, 8/1/07             2,676,320
-----------------------------------------------------------------------------
                                                                 $  7,257,767
-----------------------------------------------------------------------------
Health Care-Miscellaneous -- 2.8%
-----------------------------------------------------------------------------
      $ 2,479          Tax Revenue Exempt Securities Trust,
                       Community Health Provider, (Pooled Loan
                       Program Various States Trust
                       Certificates), 5.50%, 12/1/36             $  2,111,216
        2,083          Tax Revenue Exempt Securities Trust,
                       Community Health Provider, (Pooled Loan
                       Program Various States Trust
                       Certificates), 5.50%, 12/1/36                1,770,652
          590          Tax Revenue Exempt Securities Trust,
                       Community Health Provider, (Pooled Loan
                       Program Various States Trust
                       Certificates), 6.00%, 12/1/36                  530,421
-----------------------------------------------------------------------------
                                                                 $  4,412,289
-----------------------------------------------------------------------------
Hospital -- 13.9%
-----------------------------------------------------------------------------
      $ 1,000          Bell County, TX, (Heritage Oaks
                       Healthcare), 6.70%, 6/1/29                $    894,160
        1,500          California Health Facilities Financing
                       Authority, (Cedars-Sinai Medical
                       Center), Variable Rate, 12/1/34(1)(2)        1,432,365
        1,000          Chautauqua County, NY, IDA, (Women's
                       Christian Association), 6.40%, 11/15/29        873,310
        1,500          Forsyth County, GA, Hospital Authority
                       Revenue, (Georgia Baptist Health Care
                       System), 6.375%, 10/1/28                     1,299,525
        1,500          Greenville, SC, Hospital System,
                       5.25%, 5/1/23                                1,294,740

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------

Hospital (continued)
-----------------------------------------------------------------------------
      $ 2,000          Illinois Health Facilities Authority,
                       (Rush-Presbyterian St. Luke's Medical
                       Center), 6.658%, 10/1/24                  $  2,104,820
        1,885          Louisiana Public Facilities Authority,
                       (General Health Systems),
                       6.80%, 11/1/16                               1,892,201
          750          Maricopa County, AZ, IDA, (Mayo
                       Foundation), Residual Certificates,
                       Variable Rate, 11/15/37(1)(2)                  524,880
        5,000          Massachusetts HEFA, (Partners Healthcare
                       System), 5.25%, 7/1/29                       4,141,850
        3,000          New Jersey Health Care Facilities
                       Financing Authority, (Trinitas Hospital
                       Obligated Group), 7.50%, 7/1/30              2,954,100
        2,000          Orange County, FL, Health Facilities
                       Authority, (Westminster Community Care),
                       6.60%, 4/1/24                                1,824,780
          265          Prince George's County, MD, (Greater
                       Southeast Healthcare System),
                       6.20%, 1/1/08                                  108,650
        1,030          Prince George's County, MD, (Greater
                       Southeast Healthcare System),
                       6.375%, 1/1/23                                 422,300
        1,135          Rochester, MN, Health Care Facilities,
                       (Mayo Clinic), Variable Rate,
                       11/15/27(1)(2)                                 962,208
        1,500          San Benito, CA, Health Care District,
                       5.40%, 10/1/20                               1,196,235
-----------------------------------------------------------------------------
                                                                 $ 21,926,124
-----------------------------------------------------------------------------
Housing -- 4.1%
-----------------------------------------------------------------------------
      $ 1,000          Florence, KY, Housing Facilities, (Blue
                       Grass Housing), 7.625%, 5/1/27            $  1,156,260
        1,480          Lake Creek, CO, (Affordable Housing
                       Corp.), 6.25%, 12/1/23                       1,369,622
          960          Maricopa County, AZ, IDA, (National
                       Health Facilities II), 6.375%, 1/1/19          886,138
        1,340          North Little Rock, AR, Residential
                       Housing Facilities, (Parkstone Place),
                       6.50%, 8/1/21                                1,260,203
        1,650          Travis County, TX, HFC, (Travis Station
                       Apartments), 6.75%, 4/1/19                   1,713,508
-----------------------------------------------------------------------------
                                                                 $  6,385,731
-----------------------------------------------------------------------------
Industrial Development Revenue -- 5.2%
-----------------------------------------------------------------------------
      $   700          Florence County, SC, (Stone Container
                       Co.), 7.375%, 2/1/07                      $    716,429
        1,000          Iowa Finance Authority, (Southbridge
                       Mall), 6.375%, 12/1/13                         956,710
        1,600          Mississippi Business Finance Corp.,
                       (System Energy Resources, Inc.),
                       5.90%, 5/1/22                                1,383,920
        1,750          New Jersey EDA, (Holt Hauling),
                       7.75%, 3/1/27                                1,844,990
        2,450          Port Camas-Washougan, WA, (James River),
                       6.70%, 4/1/23                                2,422,094
PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------

Industrial Development Revenue (continued)
-----------------------------------------------------------------------------
      $ 1,005          Valdez, AK, (British Petroleum),
                       Variable Rate, 8/1/25(1)(2)               $    882,189
-----------------------------------------------------------------------------
                                                                 $  8,206,332
-----------------------------------------------------------------------------
Insured-Electric Utilities -- 3.2%
-----------------------------------------------------------------------------
      $ 2,000          Intermountain Power Agency, UT, (MBIA),
                       5.00%, 7/1/19                             $  1,735,680
        3,000          Piedmont, SC, Municipal Power Agency,
                       (MBIA), 4.75%, 1/1/25                        2,391,420
          800          Puerto Rico Electric Power Authority,
                       STRIPES, (FSA), Variable Rate, 7/1/03(1)       852,000
-----------------------------------------------------------------------------
                                                                 $  4,979,100
-----------------------------------------------------------------------------
Insured-General Obligations -- 0.9%
-----------------------------------------------------------------------------
      $ 1,000          Detroit, MI, School District, (FGIC),
                       4.75%, 5/1/28                             $    799,430
        2,340          Merced, CA, Union High School District,
                       (FGIC), 0.00%, 8/1/20                          665,215
-----------------------------------------------------------------------------
                                                                 $  1,464,645
-----------------------------------------------------------------------------
Insured-Hospital -- 2.4%
-----------------------------------------------------------------------------
      $ 3,000          Cuyahoga County, OH, (Cleveland Clinic),
                       (MBIA), 5.125%, 1/1/29                    $  2,545,350
        1,500          Maryland HEFA, (Medlantic/Helix Issue),
                       (AMBAC), 5.25%, 8/15/38                      1,318,380
-----------------------------------------------------------------------------
                                                                 $  3,863,730
-----------------------------------------------------------------------------
Insured-Housing -- 1.3%
-----------------------------------------------------------------------------
      $ 1,000          SCA MFMR Receipts, Burnsville, MN,
                       (FSA), 7.10%, 1/1/30                      $  1,064,840
        1,000          SCA MFMR Receipts, Springfield, MO,
                       (FSA), 7.10%, 1/1/30                         1,064,840
-----------------------------------------------------------------------------
                                                                 $  2,129,680
-----------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.1%
-----------------------------------------------------------------------------
      $ 2,500          San Mateo County, CA, Joint Powers
                       Financing Authority, (FSA), Variable
                       Rate, 7/15/29(1)(2)                       $  1,760,100
-----------------------------------------------------------------------------
                                                                 $  1,760,100
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.5%
-----------------------------------------------------------------------------
      $ 3,000          East Bay, CA, Municipal Utility
                       District, (MBIA), 4.75%, 6/1/28           $  2,434,950
-----------------------------------------------------------------------------
                                                                 $  2,434,950
-----------------------------------------------------------------------------
Insured-Transportation -- 4.0%
-----------------------------------------------------------------------------
      $ 1,500          Central Puget Sound, WA, Transportation
                       Authority, (FGIC), 4.75%, 2/1/28          $  1,191,390
        1,500          Florida Turnpike Authority, (Department
                       of Transportation), (FGIC),
                       4.50%, 7/1/27                                1,162,980
        1,500          Ohio Turnpike Commission, (FGIC),
                       4.75%, 2/15/28                               1,206,870
        2,000          Puerto Rico Highway and Transportation
                       Authority, (FSA), 4.75%, 7/1/38              1,595,020
        1,000          Triborough Bridge and Tunnel Authority,
                       RITES, (AMBAC), Variable Rate,
                       1/1/12(1)(2)                                 1,085,660
-----------------------------------------------------------------------------
                                                                 $  6,241,920
-----------------------------------------------------------------------------
Insured-Water and Sewer -- 1.8%
-----------------------------------------------------------------------------
      $ 1,000          Fairmont, WV, Waterworks Revenue,
                       (AMBAC), 4.50%, 7/1/24                    $    776,280
        1,000          Loudoun County, VA, Sanitation
                       Authority, Water and Sewer Revenue,
                       (MBIA), 4.75%, 1/1/30                          796,190
        1,500          Prince William County, Service
                       Authority, (FGIC), 4.75%, 7/1/29             1,197,750
-----------------------------------------------------------------------------
                                                                 $  2,770,220
-----------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.7%
-----------------------------------------------------------------------------
      $ 1,000          Hardeman County, TN, (Correctional
                       Facilities Corp.), 7.75%, 8/1/17          $  1,050,210
-----------------------------------------------------------------------------
                                                                 $  1,050,210
-----------------------------------------------------------------------------
Miscellaneous -- 1.6%
-----------------------------------------------------------------------------
      $ 1,000          Barona, CA, (Band of Mission Indians),
                       8.25%, 1/1/20                             $    976,110
          500          San Juan, NM, Pueblo Development
                       Authority, 7.097%, 10/15/06                    476,390
        1,000          Santa Fe, NM, (Crow Hobbs),
                       8.50%, 9/1/16                                1,053,680
-----------------------------------------------------------------------------
                                                                 $  2,506,180
-----------------------------------------------------------------------------
Nursing Home -- 3.7%
-----------------------------------------------------------------------------
      $ 1,425          Bell County, TX, (Riverside Healthcare,
                       Inc. - Normandy Terrace), 9.00%, 4/1/23   $  1,600,945
          970          Clovis, NM, IDR, (Retirement Ranches,
                       Inc.), 7.75%, 4/1/19                           984,298
PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------

Nursing Home (continued)
-----------------------------------------------------------------------------
      $   205          Covington-Allegheny County, VA, IDA,
                       (Beverly Enterprises), 9.375%, 9/1/01     $    209,190
        1,100          Massachusetts IFA, (Age Institute of
                       Massachusetts), 8.05%, 11/1/25               1,153,064
        1,250          Montgomery, PA, IDA, (Advancement of
                       Geriatric Health Care Institute),
                       8.375%, 7/1/23                               1,312,325
          680          Tarrant County, TX, Health Facilities,
                       (3927 Foundation), 10.25%, 9/1/19              605,880
-----------------------------------------------------------------------------
                                                                 $  5,865,702
-----------------------------------------------------------------------------
Senior Living / Life Care -- 6.5%
-----------------------------------------------------------------------------
      $ 1,255          Albuquerque, NM, Retirement Facilities,
                       (La Vida Liena Retirement Center),
                       5.75%, 12/15/28                           $  1,015,533
        1,500          Albuquerque, NM, Retirement Facilities,
                       (La Vida Liena Retirement Center),
                       6.60%, 12/15/28                              1,316,685
        1,000          Colorado HFA, Revenue Refunding and
                       Improvement, (Volunteers of America),
                       5.875%, 7/1/28                                 825,990
        1,290          Grove City, PA, Area Hospital Health
                       Facilities Authority, (Grove Manor),
                       6.625%, 8/15/29                              1,136,387
        1,500          Kansas City, MO, IDA, (Kingswood United
                       Methodist Manor), 5.875%, 11/15/29           1,233,675
        1,500          North Miami, FL, Health Facilities
                       Authority, (Imperial Club),
                       6.75%, 1/1/33                                1,307,160
          550          Ohio HFA, Retirement Rental Housing,
                       (Encore Retirement Partners),
                       6.75%, 3/1/19                                  484,308
        1,500          Summit County, OH, Healthcare
                       Facilities, (Village at Saint Edward),
                       5.75%, 12/1/25                               1,225,125
        1,700          Wisconsin HEFA, (Wisconsin Illinois
                       Senior Housing), 7.00%, 8/1/29               1,604,137
-----------------------------------------------------------------------------
                                                                 $ 10,149,000
-----------------------------------------------------------------------------
Special Tax Revenue -- 4.7%
-----------------------------------------------------------------------------
      $ 1,240          Brentwood, CA, Infrastructure Financing
                       Authority, 5.60%, 9/2/19                  $  1,091,609
        1,500          Frederick County, MD, Urbana Community
                       Development Authority, 6.625%, 7/1/25        1,411,065
        2,000          Lincoln, CA, Public Financing Authority,
                       (Twelve Bridges), 6.20%, 9/2/25              1,854,320
        3,500          New York LGAC, 5.00%, 4/1/21                 3,061,520
-----------------------------------------------------------------------------
                                                                 $  7,418,514
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------
Transportation -- 8.7%
-----------------------------------------------------------------------------
      $ 1,500          Connector 2000 Association, Inc., South
                       Carolina Bridge & Toll Road Revenue,
                       (Southern Connector), 5.25%, 1/1/23       $  1,191,255
       10,000          Foothills, CA, (Eastern Transportation
                       Corridor Agency), 0.00%, 1/1/18              3,447,300
          758          Indiana Transportation Finance
                       Authority, 6.25%, 11/1/16                      759,167
          800          Kansas Highway Transportation
                       Department, 5.25%, 9/1/19                      731,624
        2,000          Metropolitan Atlanta Rapid
                       Transportation Authority, GA, Variable
                       Rate, 7/1/20(1)(2)                           1,517,700
        3,500          New Jersey Transportation Authority,
                       Variable Rate, 6/15/17(1)(2)                 2,801,330
        1,000          Port Authority of New York and New
                       Jersey, 5.375%, 3/1/28                         910,290
        2,500          Puerto Rico Highway and Transportation
                       Authority, 5.50%, 7/1/36                     2,267,075
-----------------------------------------------------------------------------
                                                                 $ 13,625,741
-----------------------------------------------------------------------------
Utilities - Electrical and Gas -- 2.1%
-----------------------------------------------------------------------------
      $ 4,150          San Antonio, TX, Electric and Natural
                       Gas Revenue, 4.50%, 2/1/21                $  3,266,424
-----------------------------------------------------------------------------
                                                                 $  3,266,424
-----------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)        SECURITY                                  VALUE
-----------------------------------------------------------------------------

Water and Sewer -- 1.9%
-----------------------------------------------------------------------------
      $ 3,000          Metropolitan Southern California
                       Waterworks Revenue, Variable Rate,
                       7/1/27(2)(3)                              $  1,691,130
        1,500          Metropolitan Water District, (Southern
                       California Waterworks), 4.75%, 7/1/22        1,243,545
-----------------------------------------------------------------------------
                                                                 $  2,934,675
-----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.8%
   (identified cost $169,993,180)                                $158,364,173
-----------------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.8)%                         $ (1,261,612)
-----------------------------------------------------------------------------
Net Assets -- 100.0%                                             $157,102,561
-----------------------------------------------------------------------------

 At December 31, 1999, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

California                                          14.5%
New York                                            10.0%
Others, representing less than 10% individually     76.3%

 The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 1999, 16.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.0% to 6.3% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $169,993,180)        $158,364,173
Receivable for investments sold                 10,000
Receivable for Fund shares sold                682,112
Interest receivable                          3,129,874
------------------------------------------------------
TOTAL ASSETS                              $162,186,159
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $  3,952,025
Payable for Fund shares redeemed               526,504
Dividends payable                              405,097
Demand note payable                            100,000
Due to bank                                     60,747
Payable to affiliate for Trustees' fees            500
Accrued expenses                                38,725
------------------------------------------------------
TOTAL LIABILITIES                         $  5,083,598
------------------------------------------------------
NET ASSETS                                $157,102,561
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $171,178,097
Accumulated distributions in excess of
   net realized gain (computed on the
   basis of identified cost)                (2,446,529)
Net unrealized depreciation (computed on
   the basis of identified cost)           (11,629,007)
------------------------------------------------------
TOTAL                                     $157,102,561
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 49,426,683
SHARES OUTSTANDING                           5,756,150
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.59
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $8.59)       $       9.02
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 22,738,343
SHARES OUTSTANDING                           2,668,756
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.52
------------------------------------------------------
Class I Shares
------------------------------------------------------
NET ASSETS                                $ 84,937,535
SHARES OUTSTANDING                           9,059,506
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.38
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1999
Investment Income
------------------------------------------------------
Interest                                  $ 10,152,501
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 10,152,501
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    808,782
Trustees fees and expenses                      12,355
Distribution and service fees
   Class A                                      19,706
   Class B                                     152,621
Registration fees                               82,580
Transfer and dividend disbursing agent
   fees                                         76,364
Custodian fee                                   75,906
Legal and accounting services                   39,376
Printing and postage                            17,425
Miscellaneous                                   41,391
------------------------------------------------------
TOTAL EXPENSES                            $  1,326,506
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     39,770
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     39,770
------------------------------------------------------

NET EXPENSES                              $  1,286,736
------------------------------------------------------

NET INVESTMENT INCOME                     $  8,865,765
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ (2,112,001)
   Financial futures contracts                  51,491
------------------------------------------------------
NET REALIZED LOSS                         $ (2,060,510)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(23,024,209)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(23,024,209)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(25,084,719)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(16,218,954)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       8,865,765  $       6,082,615
   Net realized gain (loss)                      (2,060,510)         1,785,392
   Net change in unrealized
      appreciation (depreciation)               (23,024,209)          (555,744)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     (16,218,954) $       7,312,263
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (2,600,117) $        (729,146)
      Class B                                      (891,318)          (164,930)
      Class I                                    (5,374,330)        (5,188,539)
   In excess of net investment income
      Class A                                       (43,503)                --
      Class B                                        (4,100)                --
      Class I                                       (88,693)                --
   From net realized gain
      Class A                                            --           (194,132)
      Class B                                            --            (49,556)
      Class I                                            --         (1,053,475)
   In excess of net realized gain
      Class A                                       (91,540)          (152,749)
      Class B                                       (41,414)           (57,351)
      Class I                                      (158,431)                --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $      (9,293,446) $      (7,589,878)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      38,376,724  $      32,686,526
      Class B                                    19,208,003         10,386,143
      Class I                                     9,905,056         21,582,811
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     1,562,297            590,413
      Class B                                       574,467            181,597
      Class I                                     2,705,265          3,347,030
   Cost of shares redeemed
      Class A                                   (15,030,293)          (577,172)
      Class B                                    (3,906,414)          (480,650)
      Class I                                   (18,964,373)       (11,630,237)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      34,430,732  $      56,086,461
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       8,918,332  $      55,808,846
------------------------------------------------------------------------------

                                          YEAR ENDED         YEAR ENDED
NET ASSETS                                DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
At beginning of year                      $     148,184,229  $      92,375,383
------------------------------------------------------------------------------
AT END OF YEAR                            $     157,102,561  $     148,184,229
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                          CLASS A
                                  ------------------------
                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
                                     1999       1998(1)(2)
----------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.970      $ 10.000
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment income              $  0.505      $  0.502
Net realized and unrealized
   gain (loss)                       (1.357)        0.099
----------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (0.852)     $  0.601
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income         $ (0.504)     $ (0.522)
In excess of net investment
   income                            (0.008)           --
From net realized gain                   --        (0.061)
In excess of net realized gain       (0.016)       (0.048)
----------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.528)     $ (0.631)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  8.590      $  9.970
----------------------------------------------------------

TOTAL RETURN(3)                       (8.85)%        6.07%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year
   (000's omitted)                 $ 49,427      $ 32,352
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.71%         0.65%
   Expenses after custodian
     fee reduction                     0.69%         0.60%
   Net investment income               5.31%         5.07%
Portfolio Turnover                       80%           38%
----------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class A shares, January 6, 1998, to December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                          CLASS B
                                  ------------------------
                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
                                     1999       1998(1)(2)
----------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.880      $ 10.000
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment income              $  0.431      $  0.416
Net realized and unrealized
   gain (loss)                       (1.343)        0.006
----------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (0.912)     $  0.422
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income         $ (0.430)     $ (0.433)
In excess of net investment
   income                            (0.002)           --
From net realized gain                   --        (0.051)
In excess of net realized gain       (0.016)       (0.058)
----------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.448)     $ (0.542)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  8.520      $  9.880
----------------------------------------------------------

TOTAL RETURN(3)                       (9.51)%        4.03%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year
   (000's omitted)                 $ 22,738      $ 10,008
Ratios (As a percentage of
   average daily net assets):
   Expenses                            1.47%         1.39%
   Expenses after custodian
     fee reduction                     1.45%         1.34%
   Net investment income               4.61%         4.33%
Portfolio Turnover                       80%           38%
----------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class B shares, January 14, 1998, to December 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS I
                                  -------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------
                                    1999        1998(1)       1997         1996         1995
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 10.870     $ 10.840     $ 10.070     $ 10.210     $  9.260
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income             $  0.553     $  0.574     $  0.584     $  0.605     $  0.604
Net realized and unrealized
   gain (loss)                      (1.464)       0.141        0.785       (0.143)       0.962
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ (0.911)    $  0.715     $  1.369     $  0.462     $  1.566
-----------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------
From net investment income        $ (0.554)    $ (0.576)    $ (0.584)    $ (0.594)    $ (0.604)
In excess of net investment
   income                           (0.009)          --       (0.015)      (0.008)      (0.012)
From net realized gain                  --       (0.109)          --           --           --
In excess of net realized gain      (0.016)          --           --           --           --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.579)    $ (0.685)    $ (0.599)    $ (0.602)    $ (0.616)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  9.380     $ 10.870     $ 10.840     $ 10.070     $ 10.210
-----------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (8.69)%       6.75%       14.13%        4.78%       17.40%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year
   (000's omitted)                $ 84,938     $105,824     $ 92,375     $ 88,184     $ 96,410
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.69%        0.70%        0.81%        0.78%        0.76%
   Expenses after custodian
      fee reduction                   0.67%        0.65%        0.77%        0.74%          --
   Net investment income              5.38%        5.25%        5.69%        6.12%        6.16%
Portfolio Turnover                      80%          38%          34%          30%          58%
-----------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Bond Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust (the Trust). The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase.
   Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any, for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

 C Income Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for shareholders. At December 31, 1999, the Fund, for federal income tax purposes had a capital loss carryover of $1,863,510 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2007. Additionally, at December 31, 1999, net capital losses of $445,201 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day of the Fund's next taxable year.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Put Options on Financial Futures
  Contracts -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

 G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended December 31, 1999, $136,296 was reclassified from accumulated distributions in excess of net investment income to paid-in capital due to permanent differences between book and tax accounting for operating losses. Additionally, $13,256 was reclassified from accumulated distributions in excess of net realized gain to paid-in capital due to permanent differences between book and tax accounting for capital losses. Net investment income, net realized loss on investment transactions and net assets were unaffected by these reclassifications.

3 Shares of Beneficial Interest
-------------------------------------------
   Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                   1999         1998(1)
    ------------------------------------------------------------------
    Sales                                       4,001,503    3,242,591
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  167,567       58,980
    Redemptions                                (1,656,768)     (57,723)
    ------------------------------------------------------------------
    NET INCREASE                                2,512,302    3,243,848
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                   1999         1998(2)
    ------------------------------------------------------------------
    Sales                                       2,028,334    1,042,463
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   62,180       18,306
    Redemptions                                  (434,690)     (47,837)
    ------------------------------------------------------------------
    NET INCREASE                                1,655,824    1,012,932
    ------------------------------------------------------------------

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS I                                   1999         1998
    ------------------------------------------------------------------
    Sales                                         945,281    1,969,000
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  264,623      306,746
    Redemptions                                (1,882,488)  (1,064,820)
    Issued to Eaton Vance Municipal Bond
     Fund, L.P. shareholders                           --    8,521,164
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (672,584)   9,732,090
    ------------------------------------------------------------------

 (1) For the period from the commencement of offering of Class A shares, January 6, 1998, to December 31, 1998.
 (2) For the period from the commencement of offering of Class B shares, January 14, 1998, to December 31, 1998.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 1999, the fee was equivalent to 0.48% of the Fund's average daily net assets for such period and amounted to $808,782. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $30,544 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 1999.

   Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1999, no significant amounts have been deferred.

   Certain officers and Trustees of the Fund are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Service Plan for Class A shares (Class A Plan) (collectively, the Plans). The
   Class B Plan requires the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's Class B daily net assets for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Class B net assets. The Fund paid or accrued distribution fees of $144,840 for Class B shares to EVD for the year ended December 31, 1999, representing 0.75% of the average daily net assets for Class B shares. At December 31, 1999, the amount of Uncovered Distribution Charges EVD calculated under the Class B Plan was approximately $1,102,000.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly service fee payments to EVD and investment dealers equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 1999 amounted to $19,706 and $7,781 for Class A and Class B shares, respectively.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B Distribution Plan (see Notes 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $30,000 of CDSC paid by Class B shareholders for the period ended December 31, 1999.

7 Purchases and Sales of Investments
-------------------------------------------
   The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations, aggregated $163,080,613, and $132,223,902, respectively.

8 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and affiliates in a $150 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At December 31, 1999, amounts outstanding under the line of credit totaled $100,000.

9 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 1999, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $170,064,877
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,854,861
    Gross unrealized depreciation              (14,555,565)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(11,700,704)
    ------------------------------------------------------

10 Financial Instruments
-------------------------------------------
   The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1999, there were no obligations under these financial instruments outstanding.

11 Transfer of Net Assets
-------------------------------------------
   On January 1, 1998, Eaton Vance Municipal Bond Fund, L.P. transferred substantially all of its assets and liabilities to Eaton Vance Municipal Bond Fund pursuant to a Plan of Reorganization dated December 12, 1997. In accordance with the agreement, Eaton Vance Municipal Bond Fund, L.P., at the closing, issued 8,521,164 Class I shares of the Fund having an aggregate value of $92,375,383. As a result, the Fund issued one Class I share for each share of Eaton Vance Municipal Bond Fund, L.P. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Municipal Bond Fund, L.P.'s net assets at the date of the transaction were $92,375,383, including $11,950,946 of unrealized appreciation.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPAL BOND FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Bond Fund as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 11, 2000

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL BOND FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President and Portfolio Manager

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

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
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
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


INVESTMENT ADVISER
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109



PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT
PFPC GLOBAL FUND SERVICES
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123



INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022












EATON VANCE
MUNICIPAL BOND FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------

279-2/00                                                                   MBSRC